COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 20— COMMITMENTS AND CONTINGENCIES

The following table sets forth the Company’s contractual obligations as of December 31, 2025.

	Payment Due by Period
	Total	Less than 1 Year	1-3 Years
Short-term bank loans	$10,431,850	$10,431,850	$—
Lease payment	150,616	119,887	30,729
Long term loan	8,723,290	2,637,036	6,086,254
Total	$19,305,756	$13,188,773	$6,116,983

Other than as shown above, the Company did not have any significant capital and other commitments, long-term obligations or guarantees as of as of December 31, 2025 and 2024. In the ordinary course of the business, the Company is subject to periodic legal or administrative proceedings. As of December 31, 2025 and 2024, the Company is not a party to any legal or administrative proceedings which will have a material adverse effect on the Company’s business, financial position, results of operations and cash flows.